UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 27, 2024

NOBLE ROMAN’S, INC.
(Exact name of Registrant as specified in its charter)

Indiana	0-11104	35-1281154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6612 E. 75th Street, Suite 450 Indianapolis, Indiana	46250
(Address of principal executive offices)	(Zip Code)

 (317) 634-3377

(Company's telephone number, including area code)

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01  Changes in Registrant’s Certifying Accountant.

After considering the factors it deemed relevant to assessing engagement of a registered independent accounting firm, including  whether to retain Assurance Dimensions as the Company’s principal accountant, the Board of Directors  of Noble Roman’s, Inc. (the “Company”) determined on August 27, 2024, to dismiss Assurance Dimensions and engage Sassetti LLC (“Sassetti”), subject to customary onboarding procedures, to audit the annual consolidated financial statements as of December 31, 2024 and for the year then ending, and review the quarterly consolidated financial statements, in each case for the Company and its subsidiaries.

During the years ended December 31, 2023 and 2022, and the subsequent interim period through the date hereof, the Company did not consult with Sassetti regarding any matter set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K. The Company issued a news release dated September 3, 2024, announcing the engagement of Sassetti, a copy of which is filed herewith as Exhibit 99.1

During the year ended December 31, 2023, and the subsequent interim period through the date hereof, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Assurance Dimensions on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Assurance Dimensions’ satisfaction, would have caused Assurance Dimensions to make reference thereto in their report; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Assurance Dimensions’ report on the consolidated balance sheets of the Company and its subsidiaries as of December 31, 2023 and the related consolidated statements of operations, changes in stockholders’ equity, and cash flows for the year then ended and the related consolidated notes, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Assurance Dimensions did not audit the consolidated financial statements of the Company as of and for the year ended December 31, 2022. Such statements were audited by another auditor whose report was dated April 13, 2023 and which expressed an unmodified opinion on those statements.

The Company has requested that Assurance Dimensions furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. [A copy of Assurance Dimensions’ letter, dated September 3, 2024, is filed as Exhibit 16.1 to this Form 8-K.]

Item 9.01 – Financial Statements and Exhibits.

(d)           The following exhibits are filed as part of this report:

Exhibit Number	Description
16.1	Letter of Assurance Dimensions dated September 3, 2024
99.1	News Release dated September 3, 2024

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE ROMAN’S, INC.

Dated: September 3, 2024	By:	/s/ Paul W. Mobley
Paul W. Mobley Executive Chairman and Chief Financial Officer

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